SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: June 5, 2008

ELEPHANT TALK COMMUNICATIONS INC.
(Exact name of registrant as specified in Charter)

California	000-30061	95-4557538
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

Schiphol Boulevard 249, 1118 BH Schiphol, The Netherlands

 (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code (31 0 20 653 5916)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

ELEPHANT TALK COMMUNICATIONS, INC. (“ELEPHANT TALK”) CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF ELEPHANT TALK REGARDING, AMONG OTHER THINGS, THE BUSINESS OF ELEPHANT TALK, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: BUSINESS CONDITIONS IN THE U.S. AND ABROAD; CHANGING INTERPRETATIONS OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS IN WHICH ELEPHANT TALK IS ENGAGED; MANAGEMENT OF RAPID GROWTH; INTENSITY OF COMPETITION; GENERAL ECONOMIC CONDITIONS; AS WELL AS OTHER RELEVANT RISKS DETAILED IN ELEPHANT TALK’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. ELEPHANT TALK ASSUMES NO OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

Item 7.01 Regulation FD Disclosure

Investor Presentation

Commencing shortly after the filing of this Current Report on Form 8-K, Elephant Talk intends to hold presentations to certain of its stockholders, as well as other persons who might be interested in purchasing its securities at the RedChip Small-Cap Investor Conference in San Francisco, Ca. The presentation attached hereto as Exhibit 99.2 is the form of slide show presentation that Elephant Talk expects to use in investor presentations to describe its business.

Press Release

The press release announcing the retention of the investor relations firm RedChip Small-Cap Investor which is holding the conference at which the slide show presentation will be presented is attached hereto as Exhibit 99.1.

Item 9.01 Exhibits

(d) Exhibits

Exhibit
No.	Description

99.1	Press Release dated June 5, 2008
99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEPHANT TALK COMMUNICATIONS INC.

By:	/s/ Steven van der Velden
Steven van der Velden
Chief Executive Officer

Dated: June 5, 2008